UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to § 240.14a-12

ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST
ACTIVE ASSETS GOVERNMENT SECURITIES TRUST
ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST
ACTIVE ASSETS INSTITUTIONAL MONEY TRUST
ACTIVE ASSETS MONEY TRUST
ACTIVE ASSETS TAX-FREE TRUST
MORGAN STANLEY LIQUID ASSET FUND INC.
MORGAN STANLEY TAX-FREE DAILY INCOME TRUST
MORGAN STANLEY U.S. GOVERNMENT MONEY MARKET TRUST

(Names of Registrants as Specified in Their Charters)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies: ______________________

2)	Aggregate number of securities to which transaction applies: ______________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________

4)	Proposed maximum aggregate value of transaction: ______________________

5)	Total fee paid: ______________________

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid: ______________________

2)	Form, Schedule or Registration Statement No.: ______________________

3)	Filing Party: ______________________

4)	Date Filed: ______________________

September 18, 2006

Dear Account Manager:

A few days ago, a priority package was mailed to you that contained proxy materials for client accounts that you have the authorization to vote proxies on their behalf.

At Special Meetings of Shareholders originally scheduled to be held on August 1,
2006, shareholders of the Morgan Stanley Funds were asked to approve the election of Directors/Trustees and the modification of various fundamental investment restrictions. For certain of these Funds, the meetings were adjourned to August 23, 2006. Several of these meetings have been further adjourned to
September 27, 2006 in order to allow additional time to obtain the remaining votes needed.

The proxy materials were grouped and the applicable proxy statement(s) were included in the package for your review. If you choose to vote "FOR" "AGAINST or
"ABSTAIN" for all proposals with respect to each one of your clients' accounts, you may sign the attachment to this letter and return in the enclosed business reply envelope or fax it to our proxy tabulator, Computershare Fund Services, at
1-631-233-6364. Upon receipt of the signed letter, our proxy tabulator will vote all client positions for which you act as account manager and are authorized to vote client proxies. Should you desire to vote individually on proposals or vote proposals differently with respect to any client account, you must mark and sign each card individually.

Proxy materials were previously mailed to your the clients in connection with these matters. As you have proxy voting authority over your clients' accounts, no further mailings will be made to your clients nor will they be contacted by telephone by our proxy solicitor.

We would like to point your attention to the package of materials previously mailed to you and request that you give this matter your immediate attention.
Your prompt response is greatly appreciated and will help us to eliminate the need for additional mailings and telephone solicitation.

Sincerely,

Morgan Stanley Investment Management